CGM REALTY FUND
A No-Load Fund

SUMMARY PROSPECTUS MAY 1, 2011

Ticker Symbol: CGMRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and more information about the Fund on line at www.cgmfunds.com. You can also get this information at no cost by calling 800-345-4048 or by sending an e-mail request to staff@cgmfunds.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2011, are incorporated by reference into this summary prospectus.

The Fund’s investment objective is to provide a combination of income and long-term growth of capital.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Schedule of Fees
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (Load) Imposed on Purchases	None
Maximum sales charge (Load) Imposed on Reinvested Dividends	None
Redemption fee	None
Exchange fee	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.79%
Distribution (12b-1) fees	None
Other expenses	0.10%
Total annual Fund operating expenses	0.89%

Example

The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years:	1	3	5	10
Cost (with or without redemption):	$91	$284	$493	$1,096

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Portfolio Turnover

The Fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund invests primarily in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”). Under normal circumstances, the Fund expects to invest at least 80% of its assets in these securities. The Fund may invest up to 20% of its assets in equity or debt securities of companies outside the real estate industry. The debt and fixed income securities in which the Fund may invest may be of any credit quality (including below investment grade securities, commonly referred to as “junk bonds”) and of any maturity. The Fund may invest in equity securities of issuers of any size. The Fund may invest in the securities of U.S. and foreign issuers. The Fund may, from time to time, invest a significant portion of the Fund’s assets in a small number of companies. The Fund’s investment manager employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.

Summary of Principal Risks

You may lose money if you invest in the Fund. The following is a summary description of certain risks of investing in the Fund:

Market risk: You may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market or due to specific conditions that affect particular industries or issuers.

Real estate industry and market risk: Fund performance may be negatively affected by factors with an adverse effect on companies in the real estate industry, such as changes in property values, taxes, interest rates, occupancy rates, government regulations, potential liability under environmental and hazardous waste laws, and, for companies engaged in activities relating to

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natural resources, factors affecting the value of the products they extract or produce.

Fixed income investments risk: Debt and fixed income securities are subject to risks including credit risk (that the obligor may default), interest rate risk (that the value of securities will decline if interest rates increase), prepayment and extension risk (that the obligor will prepay payments due on a security when interest rates decrease or will extend payments when interest rates increase), and maturity risk (that the value of investments with long-term maturities will decline if long-term interest rates increase).

Lower rated debt securities risk: Lower rated debt securities, including securities commonly referred to as “junk bonds,” are very risky because the issuers may fail to make payments of interest and principal. In addition, the market for lower rated debt securities has in the past been more volatile than the markets for other securities, and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.

Small and medium-sized companies risk: The Fund’s investments in small and medium-sized companies involve greater risk than is typically associated with more established companies because these securities may be more volatile and are more likely to have returns that vary significantly from the overall markets.

Risk of investing in fewer issuers: If the Fund invests in larger positions in a smaller number of companies, the Fund will be more susceptible to negative events affecting those issuers.

Foreign securities risk: Investments in foreign issuers are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign investments may also involve risks of changes in foreign currency exchange rates.

Key personnel risk: If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable.

Past Performance

This total return information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year

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to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to the S&P 500 Index and the FTSE NAREIT Equity REITs Index. The FTSE NAREIT Equity REITs Index is an unmanaged index reflecting performance of the U.S. real estate investment trust market. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-345-4048.

During the 10-year period shown in the bar chart, the highest quarterly return was 36.1% for the quarter ended 6/30/03 and the lowest quarterly return was -41.5% for the quarter ended 12/31/08.

Average Annual Total Returns (for the periods ended 12/31/10)
	One Year	Five Years	Ten Years
FUND
Return before taxes	29.5%	9.9%	19.0%
Return after taxes on distributions	29.2%	7.8%	16.6%
Return after taxes on distributions and sale of Fund shares	19.3%	7.8%	16.3%
S&P 500 INDEX
(reflects no deduction for expenses or taxes)	15.1%	2.3%	1.4%
FTSE NAREIT EQUITY REITS INDEX
(reflects no deduction for expenses or taxes)	28.0%	3.0%	10.8%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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The Fund’s investment adviser is Capital Growth Management Limited Partnership. Ken Heebner is the portfolio manager and he has managed CGM Realty Fund since its inception in 1994.

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and UGMA/UTMA accounts. Subsequent investments must be at least $50.

You may sell shares in the Fund by sending a written request for a check, wire transfer or Automated Clearing House (“ACH”) redemption to your bank or by making a telephone request, if you have elected this option, for redemption by check, wire transfer or ACH to your bank.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s investment adviser may pay the intermediary periodic maintenance fees for establishing and maintaining accounts through which Fund shares are held. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or their personnel to recommend the Fund over another investment. Please contact the CGM Funds at 800-345-4048 for more information.

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Call CGM Funds toll-free: 800-345-4048 or visit us on the web at
www.cgmfunds.com.

CGM Realty Fund

38 Newbury Street, 8th Floor

Boston, MA 02116

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RFSP11	SEC File No. 811-82